SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2004

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18881	22-2581418
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

383 Route 46 West, Fairfield, New Jersey	07004
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Item 8.01. Other Events

On October 28, 2004, the Company announced its third quarter 2004 financial results. A copy of the related press release is attached hereto.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1-	Press Release by Bradley Pharmaceuticals, Inc. dated October 28, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki
R. Brent Lenczycki
Chief Financial Officer

Dated: October 28, 2004